[JANUS HENDERSON LOGO]
Janus Henderson International Opportunities Fund
Ticker:	HFOAX	Class A Shares	HFOQX	Class S Shares	HFOSX	Class N Shares	HFOTX	Class T Shares
	HFOCX	Class C Shares	HFOIX	Class I Shares	HFORX	Class R Shares
Summary Prospectus dated January 27, 2023
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at janushenderson.com/info. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.

Investment Objective
Janus Henderson International Opportunities Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 138 of the Fund’s Prospectus and in the “Purchases” section on page 79 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.22%	0.23%	5.00%	0.19%	0.12%	0.45%	0.52%
Total Annual Fund Operating Expenses	1.47%	2.23%	6.25%	1.19%	1.12%	1.95%	1.52%
Fee Waiver(1)	0.28%	0.28%	4.91%	0.29%	0.29%	0.41%	0.44%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.19%	1.95%	1.34%	0.90%	0.83%	1.54%	1.08%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.83%. In addition, the Adviser has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets. The contractual waivers will remain in effect for at least a one-year period commencing on January 27, 2023. These contractual waivers may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares after eight years. The Example
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for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 689	$ 987	$ 1,306	$ 2,209
Class C Shares	$ 298	$ 670	$ 1,169	$ 2,351
Class S Shares	$ 136	$ 1,416	$ 2,664	$ 5,649
Class I Shares	$ 92	$ 349	$ 626	$ 1,417
Class N Shares	$ 85	$ 327	$ 589	$ 1,337
Class R Shares	$ 157	$ 573	$ 1,014	$ 2,242
Class T Shares	$ 110	$ 437	$ 787	$ 1,775

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 689	$ 987	$ 1,306	$ 2,209
Class C Shares	$ 198	$ 670	$ 1,169	$ 2,351
Class S Shares	$ 136	$ 1,416	$ 2,664	$ 5,649
Class I Shares	$ 92	$ 349	$ 626	$ 1,417
Class N Shares	$ 85	$ 327	$ 589	$ 1,337
Class R Shares	$ 157	$ 573	$ 1,014	$ 2,242
Class T Shares	$ 110	$ 437	$ 787	$ 1,775

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, approximately 70% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies and in at least three different countries. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. Equity securities include common stocks and related securities, such as preferred stock and depositary receipts. The Fund may have significant exposure to emerging market countries. The Fund may also invest in Chinese companies listed on U.S. exchanges structured as variable interest entities.
Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection may be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed regularly based upon input that include an assessment of the policy environment, state of the macroeconomic cycle, market positioning, and sentiment in different regions. Assets of the Fund are allocated to teams of investment personnel, referred to as “sleeve portfolio managers,” who have experience with respect to a particular geographic region or discipline. Such allocations are made taking into account the investment styles employed by the sleeve portfolio managers and regional and sector positioning.
Certain sleeve portfolio managers integrate environmental, social, and governance (“ESG”) factors by incorporating ESG information into their investment process. The sleeve portfolio managers that integrate ESG factors focus on the ESG factors they consider most likely to have a material impact on the financial performance of an issuer, which includes identifying material ESG risk factors attributable to a particular sector, industry, or issuer. Such sleeve portfolio managers believe that an issuer’s ESG practices may have an impact, positive or negative, on the issuer’s long-term financial performance and, at their discretion, may engage with an issuer’s management to encourage improved ESG practices. ESG factors are one of many
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considerations in the investment decision-making process and may not be determinative in deciding to include or exclude an investment from the portfolio.
The Fund will generally consider selling a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund will also consider selling a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.
The Fund may, under unusual circumstances, invest in a single country or a limited number of countries. In addition, the Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or sectors.
The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, or currencies, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward currency contracts to offset risks associated with currency exposure.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an international equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies,
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including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. Foreign and emerging market risks may also be heightened to the extent the Fund has exposure to Chinese issuers through variable interest entities, which subjects the Fund to the risks associated with the underlying Chinese issuer or operating company.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Liquidity Risk. The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
ESG Integration Risk.  Certain sleeve portfolio managers integrate ESG factors by incorporating ESG information into the Fund’s investment process. As a result, the Fund may have different exposures to certain industries, sectors, or regions relative to its benchmark index and/or similar funds that do not consider ESG factors. This may in turn cause the Fund to
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underperform relative to its benchmark index or similar funds that do not consider ESG factors. In addition, information related to ESG factors provided by issuers and third parties, upon which certain sleeve portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies or be applied differently across issuers and industries. Further, the regulatory landscape regarding ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment policies.
Initial Public Offering Risk. The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown for periods prior to June 5, 2017, are those of the Predecessor Fund, Henderson International Opportunities Fund (the “Predecessor Fund”). The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively. Class S Shares and Class T Shares of the Fund commenced operations on June 5, 2017.
•
The performance shown for Class A Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class C Shares for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class R Shares for periods prior to June 5, 2017, reflects the performance of Class R Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance shown for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to
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March 31, 2009, performance shown for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class S Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class T Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class A Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	17.00%	Worst Quarter:	1st Quarter 2020	– 22.31%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class A Shares(1)
Return Before Taxes	– 23.80%	– 2.05%	2.93%	6.27%
Return After Taxes on Distributions	– 24.61%	– 4.13%	1.75%	5.50%
Return After Taxes on Distributions and Sale of Fund Shares(2)	– 13.51%	– 1.58%	2.32%	5.34%
MSCI All Country World ex-USA Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 16.00%	0.88%	3.80%	5.36%
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Average Annual Total Returns (periods ended 12/31/22)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class C Shares
Return Before Taxes(3)	– 20.44%	– 1.54%	2.79%	5.79%
MSCI All Country World ex-USA Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 16.00%	0.88%	3.80%	5.36%
Class S Shares
Return Before Taxes	– 18.99%	– 0.83%	3.52%	6.56%
MSCI All Country World ex-USA Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 16.00%	0.88%	3.80%	5.36%
Class I Shares
Return Before Taxes	– 18.92%	– 0.59%	3.84%	6.76%
MSCI All Country World ex-USA Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 16.00%	0.88%	3.80%	5.36%
Class N Shares
Return Before Taxes	– 18.89%	– 0.53%	3.78%	6.68%
MSCI All Country World ex-USA Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 16.00%	0.88%	3.80%	5.36%
Class R Shares
Return Before Taxes	– 19.33%	– 1.11%	3.26%	6.33%
MSCI All Country World ex-USA Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 16.00%	0.88%	3.80%	5.36%
Class T Shares
Return Before Taxes	– 19.05%	– 0.75%	3.61%	6.60%
MSCI All Country World ex-USA Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 16.00%	0.88%	3.80%	5.36%

(1)
Fund returns calculated assuming maximum permitted sales loads.
(2)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI All Country World ex-USA Index. The index is described below.
•
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class A Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class A Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

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Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  George P. Maris, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since November 2022. Paul O’Connor is Executive Vice President and Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since April 2016.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500†
• certain tax-advantaged accounts or UGMA/UTMA accounts	$500†
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

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Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
9 | Janus Henderson International Opportunities Fund

[JANUS HENDERSON LOGO]
Janus Henderson International Opportunities Fund
Ticker:	HFODX	Class D Shares
Summary Prospectus dated January 27, 2023
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at janushenderson.com/reports. You can also get this information at no cost by calling a Janus Henderson representative at 1-800-525-3713 or by sending an email request to prospectusorder@janushenderson.com.

Investment Objective
Janus Henderson International Opportunities Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	1.00%
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.47%
Fee Waiver(1)	0.48%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.99%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.83% for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 101	$ 418	$ 757	$ 1,716

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, approximately 70% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies and in at least three different countries. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. Equity securities include common stocks and related securities, such as preferred stock and depositary receipts. The Fund may have significant exposure to emerging market countries. The Fund may also invest in Chinese companies listed on U.S. exchanges structured as variable interest entities.
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Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection may be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed regularly based upon input that include an assessment of the policy environment, state of the macroeconomic cycle, market positioning, and sentiment in different regions. Assets of the Fund are allocated to teams of investment personnel, referred to as “sleeve portfolio managers,” who have experience with respect to a particular geographic region or discipline. Such allocations are made taking into account the investment styles employed by the sleeve portfolio managers and regional and sector positioning.
Certain sleeve portfolio managers integrate environmental, social, and governance (“ESG”) factors by incorporating ESG information into their investment process. The sleeve portfolio managers that integrate ESG factors focus on the ESG factors they consider most likely to have a material impact on the financial performance of an issuer, which includes identifying material ESG risk factors attributable to a particular sector, industry, or issuer. Such sleeve portfolio managers believe that an issuer’s ESG practices may have an impact, positive or negative, on the issuer’s long-term financial performance and, at their discretion, may engage with an issuer’s management to encourage improved ESG practices. ESG factors are one of many considerations in the investment decision-making process and may not be determinative in deciding to include or exclude an investment from the portfolio.
The Fund will generally consider selling a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund will also consider selling a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.
The Fund may, under unusual circumstances, invest in a single country or a limited number of countries. In addition, the Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or sectors.
The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, or currencies, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward currency contracts to offset risks associated with currency exposure.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an international equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not
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be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. Foreign and emerging market risks may also be heightened to the extent the Fund has exposure to Chinese issuers through variable interest entities, which subjects the Fund to the risks associated with the underlying Chinese issuer or operating company.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider
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price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Liquidity Risk. The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
ESG Integration Risk.  Certain sleeve portfolio managers integrate ESG factors by incorporating ESG information into the Fund’s investment process. As a result, the Fund may have different exposures to certain industries, sectors, or regions relative to its benchmark index and/or similar funds that do not consider ESG factors. This may in turn cause the Fund to underperform relative to its benchmark index or similar funds that do not consider ESG factors. In addition, information related to ESG factors provided by issuers and third parties, upon which certain sleeve portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies or be applied differently across issuers and industries. Further, the regulatory landscape regarding ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment policies.
Initial Public Offering Risk. The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on June 5, 2017. The performance shown for Class D Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of Henderson International Opportunities Fund (the “Predecessor Fund”), calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund on June 2, 2017. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R
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Shares, Class I Shares, and Class N Shares of the Fund received in the merger automatically exchanged for Class D Shares of the Fund following the merger. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the performance shown may have been different because the Fund and the Predecessor Fund have different expenses. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	17.08%	Worst Quarter:	1st Quarter 2020	– 22.28%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class D Shares
Return Before Taxes	– 18.97%	– 0.67%	3.66%	6.62%
Return After Taxes on Distributions	– 19.84%	– 2.84%	2.44%	5.83%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 10.61%	– 0.56%	2.91%	5.66%
MSCI All Country World ex-USA Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	– 16.00%	0.88%	3.80%	5.36%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the MSCI All Country World ex-USA Index. The index is described below.
•
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

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Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  George P. Maris, CFA, is Executive Vice President and Lead Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since November 2022. Paul O’Connor is Executive Vice President and Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since April 2016.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
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